EXHIBIT 32


                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                         (18 U.S.C.ss.1350, as adopted)

      In connection with the Quarterly Report of DG Liquidation Inc.'s (the "Company") on Form 10-Q for the period ending October 31, 1998, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Harold Blumenkrantz, President and Chief Executive Officer of the Company and Gerald Koblin, Secretary, Treasurer and Chief Financial and Accounting Officer of the Company, each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted),

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2004                                  /s/ Harold Blumenkrantz
                                                      --------------------------
                                                      Harold Blumenkrantz,
                                                      President and Chief
                                                      Executive Officer

Dated: July 14, 2004                                  /s/ Gerald Koblin
                                                      --------------------------
                                                      Gerald Koblin,
                                                      Secretary, Treasurer
                                                      and Chief Accounting
                                                      Officer